UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 1
[ ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)
Calvert Tax-Free Reserves	Registrant's Telephone Number
(Exact Name of Registrant as Specified in Charter)	800-368-2745

Address of Principal Executive Offices	Approx. Date of Proposed Public
4550 Montgomery Avenue, Suite 1000N	Offering: June 16, 2006
Bethesda, MD 20814	(Date of Reorganization)

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

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April __, 2006

Dear Investor,

I am writing to inform you of the upcoming special meeting of shareholders of the California Limited-Term Municipal Fund, a series of Calvert Municipal Fund, Inc. on June 16, 2006, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the California Limited-Term Municipal Fund for shares of equal value in the Limited Term Portfolio, a series of Calvert Tax-Free Reserves ("CTFR"). The Board of Directors of Calvert Municipal Fund, Inc., including myself, believe this change is in the best interests of the California Limited-Term Municipal Fund and you, as its shareholders.

In proposing to combine the California Limited-Term Municipal Fund into the CTFR Limited-Term Portfolio, we believe that this exchange will reduce expenses for current shareholders, allow the assets to be more efficiently managed since they will become part of a larger limited-term portfolio, and lead to improved returns. Accordingly, such a combination would be beneficial to shareholders.

Regardless of the number of shares you own, it is important to vote those shares and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us toll-free at 800-368-2745.

Sincerely,

Barbara J. Krumsiek
President


CALVERT MUNICIPAL FUND, INC.
CALIFORNIA LIMITED-TERM MUNICIPAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 16, 2006

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the California Limited-Term Municipal Fund, a series of Calvert Municipal Fund, Inc. (the "Fund"), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, June 16, 2006, for the following purposes:

  To consider and act on an Agreement and Plan of Reorganization (the "Agreement"), dated March 8, 2006, providing for the transfer of substantially all of the assets of the California Limited-Term Municipal Fund, a series of Calvert Municipal Fund, Inc., in exchange for shares of equal value of the Limited-Term Portfolio, a series of Calvert Tax-Free Reserves ("CTFR Limited-Term Portfolio"). The Agreement also provides for distribution of those shares of the CTFR Limited-Term Portfolio to shareholders of the California Limited-Term Municipal Fund in liquidation and subsequent termination of the California Limited-Term Municipal Fund; and

II. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the California Limited-Term Municipal Fund, the Board of Directors of Calvert Municipal Fund, Inc. has fixed the close of business on March 30, 2006, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

April __, 2006
By Order of the Board of Directors,

William M. Tartikoff, Esq.
Vice President and Secretary

PROSPECTUS AND PROXY STATEMENT

April __, 2006

Acquisition of the assets of
Calvert Municipal Fund, Inc.
California Limited-Term Municipal Fund

By and in exchange for
Calvert Tax-Free Reserves
Limited-Term Portfolio

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the California Limited-Term Municipal Fund, in exchange for shares of the CTFR Limited-Term Portfolio (the "Reorganization"). Following the transfer, CTFR Limited-Term Portfolio shares will be distributed to shareholders of California Limited-Term Municipal Fund in liquidation of the Fund and the Fund will be dissolved. As a result of the proposed transaction, each shareholder of California Limited-Term Municipal Fund will receive that number of CTFR Limited-Term Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of California Limited-Term Municipal Fund. The transaction will only occur if shareholders vote in favor of the proposed transfer.

California Limited-Term Municipal Fund is a series of Calvert Municipal Fund, Inc., an open-end management investment company. California Limited-Term Municipal Fund's investment objective is to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity objectives of the Fund. As of March 30, 2006, the net assets of California Limited-Term Municipal Fund were $___ million. Limited-Term Portfolio is a diversified series of Calvert Tax-Free Reserves. CTFR Limited-Term Portfolio's investment objective is to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund. As of March 30, 2006, the net assets of CTFR Limited-Term Portfolio were $___ million.

The approximate date on which this Prospectus and Proxy Statement, and Form of Proxy are first being mailed to shareholders is May 1, 2006. This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about CTFR Limited-Term Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of CTFR Limited-Term Portfolio, dated April 30, 2006, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A Statement of Additional Information dated April __, 2006, containing additional information about the proposed reorganization has been filed with the SEC and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and Statement of Additional Information dated April 30, 2006, Annual Report to Shareholders for the period ended December 31, 2005, and Semi-Annual Report to Shareholders for the period ended June 30, 2005, for both Portfolios, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained upon request and without charge by writing the Portfolios at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the Portfolio, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS
Synopsis	5
Expense Comparison	7
Risk Factors	11
Performance	12
Reasons for the Reorganization	15
Information about the Reorganization	16
Information about CTFR Limited-Term Portfolio	19
Shareholder Information for CTFR Limited-Term Portfolio	24
Comparative Information on Shareholder Rights	27
General Information about the Portfolios	27
Financial Statements	28
Voting Information	30
Shareholder Proposals	31
Other Business	32
Adjournment	32
Exhibit A - Agreement and Plan of Reorganization	33

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of Calvert Municipal Fund, Inc. (the "Directors") believes that the proposed Reorganization would be in the best interest of the shareholders of California Limited-Term Municipal Fund. The Directors reached this decision based upon the following factors: (i) shareholders will remain invested in an open-end fund with a substantially larger net asset value; (ii) the investment objective and investment policy of CTFR Limited-Term Portfolio are complementary to that of California Limited-Term Municipal Fund; (iii) as part of a larger fund, California Limited-Term Municipal Fund shareholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization; (iv) shareholders of California Limited-Term Municipal Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and (v) the anticipated tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes.

In evaluating the benefits of the proposed transaction, the Directors also considered the effect of the loss of tax benefits regarding earnings attributable to California municipal obligations. Management has determined that the benefits of the proposed reorganization outweigh the loss of tax benefits for California municipal obligations.

The Board of Trustees of Calvert Tax-Free Reserves has also approved the Reorganization on behalf of CTFR Limited-Term Portfolio. The Directors concluded that the proposed Reorganization would be in the best interests of the shareholders of the CTFR Limited-Term Portfolio and that the interests of the shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. The votes of the shareholders of CTFR Limited-Term Portfolio are not being solicited because their approval or consent is not necessary for the Reorganization.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets of California Limited-Term Municipal Fund to CTFR Limited-Term Portfolio in exchange for shares of the CTFR Limited-Term Portfolio. Following the transfer, CTFR Limited-Term Portfolio shares will be distributed to the respective shareholders of California Limited-Term Municipal Fund in liquidation of California Limited-Term Municipal Fund, and California Limited-Term Municipal Fund will be dissolved. As a result of the proposed transaction, each shareholder of California Limited-Term Municipal Fund will receive that number of full and fractional CTFR Limited-Term Portfolio shares equal in value at the date of the exchange to the value of such shareholder's shares of the CTFR Limited-Term Portfolio.

For the reasons stated above, the Directors, including the Independent Directors (Directors that are not "interested person[s]" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), have concluded that the Reorganization into CTFR Limited-Term Portfolio would be in the best interest of the shareholders of California Limited-Term Municipal Fund and recommend shareholder approval.

Tax Consequences. The California Limited-Term Municipal Fund has received an opinion and consent of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of CTFR Limited-Term Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder's shares of California Limited-Term Municipal Fund. In addition, the tax basis of California Limited-Term Municipal Fund's assets in the hands of CTFR Limited-Term Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of California Limited-Term Municipal Fund prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objectives and investment policies of California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio are similar as they both are tax-exempt bond funds. The investment objective for CTFR Limited-Term Portfolio is to earn the highest level of interest income, exempt from federal income taxes, as is consistent with prudent investment management, preservations of capital, and the quality and maturity characteristics of the Portfolio. Under normal market conditions, at least 80% of the income from CTFR Limited-Term Portfolio will be exempt from federal income tax. California Limited-Term Municipal Fund also seeks to earn interest income that is exempt from federal taxes, but it also seeks interest income that is exempt from California state income taxes. Under normal market conditions, at least 80% of the income from California Limited-Term Municipal Fund will be exempt from federal and California state income tax.

All of the securities held in California Limited-Term Municipal Fund as of March 30, 2006, comply with the investment objectives, policies and restrictions of CTFR Limited-Term Portfolio.

For a more detailed description of the investment techniques used by the Portfolios, and for more information concerning the risks associated with investments in the Portfolios, see the Prospectus dated April 30, 2006, for each Portfolio.

Purchases. Both California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio offer one class of shares. Shares of both Portfolios are sold on a continuous basis at net asset value.

EXPENSE COMPARISON

	California Limited-Term Municipal Fund	CTFR Limited-Term Portfolio	Pro Forma Combined CTFR Limited-Term Portfolio
	__________	__________	_________

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load)	1.00%	1.00%	1.00%
imposed on purchases
(as a percentage of offering price)

Maximum deferred sales charge	None[1]	None[1]	None[1]
(load) (as a percentage of purchase or redemption proceeds)

Redemption fee[2]	2.00%	2.00%	2.00%
(as a % of redemption proceeds)
Note: Redemption fee applies only to redemptions, including exchanges, within five days or purchase

Annual Fund Operating Expenses[3]
(expenses that are deducted from Fund assets)

Management Fees	0.70%	0.55%	0.55%
Other Expenses	0.34%	0.11%	0.11%
Total Fund Operating Expenses[4]	1.04%	0.66%	0.66%
Fee Waiver and/or Expense Limitation[5]	(0.14%)
Net Expenses	0.90%

Notes to Fees and Expense Table

1Purchases of shares for accounts with $250,000 or more are not subject to front-end sales charges, but may be subject to a .10% contingent deferred sales charge on shares redeemed within nine months of purchase. (See "How to Buy Shares.")

2The redemption fee applies to redemptions, including exchanges, within five days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Fund and is accounted for as an addition to paid in capital. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares -- Redemption Fee" for situations where the fee may be waived.

3Expenses are based on the Fund's most recent fiscal year. Management fees include the administrative fee paid by the Portfolios to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

4Total annual fund operating expenses reflect an indirect fee. Indirect fees result from the Fund offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses.

5Calvert has contractually agreed to limit net annual fund operating expenses for California Limited Term Municipal to 0.90% through April 30, 2006. The contractual expense cap is shown as "Net Expenses"; this is the maximum amount of operating expenses that can be charged to the Fund for this period. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Fund has an expense offset arrangement with the custodian bank. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under the circumstances, where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned. The amount the Advisor benefited from the credit was 0.02% for the most recent fiscal year and is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses." See "Investment Advisor" in the Statement of Additional Information ("SAI").

Example. This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

You invest $10,000 in the Portfolio for the time periods indicated;

Your investment has a 5% return each year;

The Portfolio's operating expenses remain the same; and

You redeem all shares at the end of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
(Unaudited)	1 Year	3 Years	5 Years	10 years

California Limited-Term Municipal Fund	$191	$414	$655	$1,346

CTFR Limited-Term Portfolio	$167	$309	$464	$914

Pro Forma - Surviving
CTFR Limited-Term Portfolio	$167	$309	$464	$914

Investment Advisory Agreements. The Portfolios have the same investment advisory agreements with respect to the obligations of and services provided by the investment advisor, which is Calvert Asset Management Company, Inc. for both Portfolios, but the investment advisory fees for the Portfolios are different. CTFR Limited-Term Portfolio's advisory agreement provides for the Portfolio to pay the investment advisor an annual fee of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.50% for the next $500 million, and 0.40% on assets in excess of $1 billion. California Limited-Term Municipal Fund's advisory agreement provides for the Portfolio to pay the investment advisor an annual fee of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.50% for the next $500 million, and 0.40% on assets in excess of $1 billion. CTFR Limited-Term Portfolio paid the investment advisor an annual fee of 0.__% of the Portfolio's average daily net assets for the most recent fiscal year, while California Limited-Term Municipal Fund paid the investment advisor an annual fee of 0.__%.

Management fees for the Portfolios include the administrative fee paid by the Portfolios to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc. The Portfolios have the same administrative services agreements with respect to the obligations of and services provided by Calvert Administrative Services Company, but the administrative fees for the Portfolios are different. CTFR Limited-Term Portfolio's administrative services agreement provides for the Portfolio to pay a pro-rata portion of a total annual fee of $80,000 paid by CTFR Limited-Term Portfolio and three other series of Calvert Tax-Free Reserves. California Limited-Term Municipal Fund's administrative services agreement provides for the Portfolio to pay an annual fee of 0.10% of the Portfolio's aggregate net assets.

Capitalization. The following table shows the capitalization of California Limited-Term Municipal Fund, CTFR Limited-Term Portfolio, and on a pro forma basis the capitalization of CTFR Limited-Term Portfolio, as of March 30, 2006.

	California Limited-Term Municipal Fund	CTFR Limited-Term Portfolio

Net assets	$16,758,837	$770,320,066
Shares outstanding	1,631,633	72,851,208
Net asset value per share	$10.27	$10.57

	CTFR Pro Forma Adjustments	Pro Forma Surviving Limited-Term Portfolio*

Net assets	$0	$787,078,903
Shares outstanding	(46,123)	74,436,718
Net asset value per share	$0	$10.57

* The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

RISK FACTORS

As tax-exempt bond funds, the Portfolios invest in identical types of securities and thus have identical investment risks, except that California Limited-Term Municipal Fund invests primarily in California municipal obligations, wherein the economy and political climate in that state have a great impact on the Portfolio. This risk does not exist for the CTFR Limited-Term Portfolio. As a result of the Reorganization, the risk factors applicable to an investment in California Limited-Term Municipal Fund may be modified by and may be lowered due to the ability of CTFR Limited-Term Portfolio to invest in a more diverse portfolio, and not invest primarily in California municipal obligations.

General risks attendant to investing in the Portfolios would be that shareholders could lose money on their investment in the Portfolios, or the Portfolios could underperform. Additional risks of the Portfolios include the following: (1) the market prices for the bonds decline; (2) the individual bonds in the Fund do not perform as well as expected, due to credit, political, or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result; (3) the Advisor's forecast as to interest rates is not correct. Increases in market interest rates can cause the price of a debt security to decrease; (4) the Advisor's allocation among different sectors of the bond market does not perform as well as expected; (5) the credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer. Note: securities issued by certain government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government; (6) because the Fund invests primarily in California municipal obligations, the economy and political climate in that state will have a great impact on the Fund; (7) the Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of bonds. Gains or losses on a single bond may have a greater impact on the Fund; (8) the Fund may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit and market risk than investment grade bonds; and (9) in addition to interest rate and credit risk, different types of municipal bonds may be affected differently, based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, and court rulings, among other factors.

PERFORMANCE

California Limited-Term Municipal Fund Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund's performance from year-to-year. The table compares the Fund's performance over time to that of the Lehman Brothers 3-Year Municipal Bond Index TR and the Lehman Brothers 1-Year Municipal Bond Index TR. Each is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper California Short-Intermediate Municipal Debt Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the index or average used for comparison in the table.

Year-by-Year Total Return (at NAV)

Best Quarter (of periods shown)	Q3 '02	5.35%
Worst Quarter (of periods shown)	Q2 '99	-1.95%

Average Annual Total Returns (for the periods ended 12/31/04)
(with maximum sales charge deducted)
	1 year	5 years	10 years
California Limited-Term
Return before taxes	0.07%	4.59%	4.88%
Return after taxes on distributions	0.07%	4.44%	4.81%
Return after taxes on distributions
and sale of Fund shares	0.63%	4.40%	4.76%

Lehman Brothers 3-Year
Municipal Bond Index TR1	1.78%	4.78%	4.97%
Lehman Brothers 1-Year Municipal
Bond Index TR1	1.06%	3.53%	4.07%

Lipper California Short-Intermediate
Municipal Debt Funds Average[1]	1.68%	4.27%	4.45%

(Index reflects no deduction for fees, expenses, or taxes. Lipper Average reflects no deduction for taxes.)

1The Fund shortened its average dollar-weighted maturity in December 2003 from "between 3 and 10 years" to "three years or less." The new benchmark corresponds to the Fund's new investment category and may be less appropriate when compared against the Fund's past performance prior to the aforementioned effective date.

CTFR Limited-Term Portfolio Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Municipal Bond Index. This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Short Municipal Debt Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. Past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the index or average used for comparison in the table.

Year-by-Year Total Return (at NAV)

Best Quarter (of periods shown)	Q1 '95	1.64%
Worst Quarter (of periods shown)	Q2 '04	-0.31%

Average Annual Total Returns (for the periods ended 12/31/04)
(with maximum sales charge deducted)
	1 year	5 years	10 years
Limited-Term
Return before taxes	-0.40%	2.70%	3.38%
Return after taxes on distributions	-0.40%	2.70%	3.37%
Return after taxes on distributions and sale of Fund shares	0.37%	2.73%	3.38%

Lehman Municipal Bond Index TR	4.48%	7.20%	7.06%
Lipper Short Municipal Debt Funds Average	1.02%	3.45%	3.86%

(Index reflects no deduction for fees, expenses, or taxes. Lipper Average reflects no deduction for taxes.)

REASONS FOR THE REORGANIZATION

The Directors of Calvert Municipal Fund, Inc. believe that the proposed Reorganization is in the best interest of the shareholders of California Limited-Term Municipal Fund. At a meeting of the Directors held on March 8, 2006, the Directors reviewed various challenges to the continuing viability of California Limited-Term Municipal Fund, such as: (1) concern over the economy and political climate of California, compounded by the concentration of investments in California municipal obligations/lack of national diversification; (2) the steady decline in accounts and assets over the past few years; (3) the realization that the California tax-exempt bond asset allocation category is not a growing market for Calvert; and (4) poor performance relative to other state specific tax-exempt bond funds and the market. Management recommends combining the Fund with the CTFR Limited-Term Portfolio. In connection with their consideration of these matters, the Directors were also advised by both Fund counsel and counsel to the Independent Directors of their fiduciary responsibilities to California Limited-Term Municipal Fund's shareholders and the legal issues involved.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the capabilities, investment experience, and resources of the Advisor; (2) the expenses and advisory fees applicable to California Limited-Term Municipal Fund before the Reorganization and the estimated lower expense ratios for shareholders in CTFR Limited-Term Portfolio after the Reorganization, compared to those of California Limited-Term Municipal Fund; (3) the terms and conditions of the Agreement and Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current California Limited-Term Municipal Fund shareholders' interests; (4) the economies of scale expected to be realizable as a result of the Reorganization; (5) the service features available to shareholders of both California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio; (6) the costs estimated to be incurred to complete the Reorganization; (7) the current size and future growth prospects of California Limited-Term Municipal Fund; (8) the anticipated non-taxable treatment of the Reorganization for federal income tax purposes; and (9) the loss of tax benefits for California municipal obligations. Thus, when considering all of the above factors, the Directors determined that the Reorganization of California Limited-Term Municipal Fund into CTFR Limited-Term Portfolio would be in the best interest of California Limited-Term Municipal Fund and its shareholders.

After this discussion, and following a further review of the materials and the terms of the proposed Agreement and Plan of Reorganization, the Independent Directors approved the reorganization proposal and recommended its approval by California Limited-Term Municipal Fund's shareholders. In connection with the approval, the Directors considered among other things, the following points of the possible merger: Since the Reorganization will be effected on the basis that the value of the CTFR Limited-Term Portfolio shares to be received by California Limited-Term Municipal Fund's shareholders will be equal to the value of the California Limited-Term Municipal Fund shares surrendered in exchange therefor, shareholders of California Limited-Term Municipal Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization would be tax-free for federal income tax purposes.

The Board of Trustees of Calvert Tax-Free Reserves also has approved the Reorganization on behalf of CTFR Limited-Term Portfolio. The Trustees concluded that the proposed Reorganization would be in the best interests of the shareholders of the CTFR Limited-Term Portfolio and that the interests of the shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed Agreement and Plan of Reorganization provides that CTFR Limited-Term Portfolio will acquire all the assets of California Limited-Term Municipal Fund in exchange for shares of the CTFR Limited-Term Portfolio on June 16, 2006. A copy of a form of the Plan is attached as Exhibit A to this Proxy Statement. The material terms of the Plan are summarized below; nonetheless, discussion of the Plan herein is qualified in its entirety by reference to the Plan in Exhibit A. The number of full and fractional CTFR Limited-Term Portfolio shares to be issued to shareholders of California Limited-Term Municipal Fund will equal the value of the shares of California Limited-Term Municipal Fund outstanding immediately prior to the Reorganization. Portfolio securities of California Limited-Term Municipal Fund will be valued in accordance with the valuation practices of CTFR Limited-Term Portfolio (See, "About the Portfolios"). At the time of the Reorganization, California Limited-Term Municipal Fund will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies. As soon as practicable after the Closing Date, California Limited-Term Municipal Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on June 16, 2006, the full and fractional shares of the CTFR Limited-Term Portfolio at an aggregate net asset value equal to the value of the shareholder's shares in California Limited-Term Municipal Fund next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Act by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of CTFR Limited-Term Portfolio, representing the respective pro rata number of full and fractional shares of the CTFR Limited-Term Portfolio due shareholders of California Limited-Term Municipal Fund. The consummation of the Plan is subject to the conditions set forth therein, including the following: Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of California Limited-Term Municipal Fund. The votes of the shareholders of CTFR Limited-Term Portfolio are not being solicited because their approval or consent is not necessary for the Reorganization.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in this Plan shall be true in all material respects as of the closing date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2005. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization have received an opinion of counsel, addressed to the Portfolios and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to California Limited-Term Municipal Fund, CTFR Limited-Term Portfolio, and their respective shareholders. For purposes of rendering its opinion, counsel relied exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus and Proxy statement, and on other written representations California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio, respectively, verified. The opinion of counsel states the following opinions based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither California Limited-Term Municipal Fund nor CTFR Limited-Term Portfolio will recognize any gain or loss upon the transfer of the assets of California Limited-Term Municipal Fund to CTFR Limited-Term Portfolio in exchange for CTFR Limited-Term Portfolio shares, and, in the case of California Limited-Term Municipal Fund, upon the distribution (whether actual or constructive) of CTFR Limited-Term Portfolio shares to California Limited-Term Municipal Fund shareholders in exchange for their shares of capital stock of California Limited-Term Municipal Fund;

(2) The shareholders of California Limited-Term Municipal Fund who receive CTFR Limited-Term Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of California Limited-Term Municipal Fund for CTFR Limited-Term Portfolio shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of CTFR Limited-Term Portfolio shares received by shareholders of California Limited-Term Municipal Fund will be the same as the tax basis of the shares of capital stock of California Limited-Term Municipal Fund surrendered in the exchange; and the holding period of CTFR Limited-Term Portfolio shares received by each shareholder of California Limited-Term Municipal Fund will include the period during which the shares of California Limited-Term Municipal Fund exchanged therefor were held by such shareholder, provided the shares of California Limited-Term Municipal Fund were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of California Limited-Term Municipal Fund's assets acquired by CTFR Limited-Term Portfolio will be the same as the tax basis of such assets to California Limited-Term Municipal Fund immediately prior to the Reorganization, and the holding period of the assets of California Limited-Term Municipal Fund in the hands of CTFR Limited-Term Portfolio will include the period during which those assets were held by California Limited-Term Municipal Fund.

The Plan may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of California Limited-Term Municipal Fund, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan, California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio are responsible for payment of their own expenses incurred in connection with the Reorganization.

Description of CTFR Limited-Term Portfolio Shares. Full and fractional shares of the CTFR Limited-Term Portfolio will be issued to each shareholder in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of California Limited-Term Municipal Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of California Limited-Term Municipal Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving CTFR Limited-Term Portfolio, as a percent of net assets, are estimated to be less than the current operating expenses for California Limited-Term Municipal Fund. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by California Limited-Term Municipal Fund shareholders.

INFORMATION ABOUT LIMITED-TERM PORTFOLIO

As discussed above, the investment objective, principal investment strategies, and investment practices of CTFR Limited-Term Portfolio are complementary to those of California Limited-Term Municipal Fund.

Objective. CTFR Limited-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.

Principal Investment Strategies. Under normal Market conditions, at least 80% of the income from the CTFR Limited-Term Portfolio will be exempt from federal income tax.

While seeking to achieve its objective, the CTFR Limited-Term Portfolio strives to minimize volatility in the net asset value (NAV) per share. The Advisor intends under normal circumstances to maintain an average portfolio maturity of three years or less. The CTFR Limited-Term Portfolio typically invests at least 85% of its net assets in investment grade debt securities. The Advisor looks for securities with strong credit quality that are attractively priced. This may include investments with unusual features or privately placed issues that are not widely followed in the fixed income market-place.

The CTFR Limited-Term Portfolio may invest in a variety of tax-exempt obligations including tax-supported debt (general obligation bonds and notes of state and local issuers), various types of revenue debt (transportation, housing , utilities, hospital), special tax obligations, and qualified private activity bonds and other state and local government authorities, tax and revenue anticipation notes and bond anticipation notes, municipal leases, and certificates of participation in such investments. The obligations may be structured as variable rate or adjustable rate obligations and are supported by a third party letter of credit.

Many of the instruments held by the CTFR Limited-Term Portfolio are supported by a credit facility (to improve the credit quality) or liquidity facility (to shorten the maturity) provided by banks; thus, the CTFR Limited-Term Portfolio has an exposure to the banking industry.

Management. Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the CTFR Limited-Term Portfolio's investment advisor. Calvert provides the Portfolio with investment supervision and management and office space; furnishes executive and other personnel to the Portfolio, and pays the salaries and fees of all Directors who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual funds. As of March 30, 2006, Calvert had over $___ billion in assets under management.

Portfolio Management Team. CAMCO uses a team approach to its management of the CTFR Limited-Term Portfolio. Information is provided below identifying each member of the team who is employed by or associated with CAMCO and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager").
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Tom Dailey	Vice President, Portfolio Manager	Since 1995	Lead Portfolio Manager since January 2004; team member since 1995	Joint and Primary Lead Portfolio Manager

Gary Miller	Portfolio Manager	Since 1982	Co-Lead Portfolio Manager since January 2004; team member since 2000	Portfolio Manager

James O'Boyle	Assistant Portfolio Manager	Since 1995	Portfolio manager of taxable and tax-exempt money market funds	Asst. Portfolio Manager

Advisory Fees. The CTFR Limited-Term Portfolio's advisory agreement provides for the Portfolio to pay the Advisor an annual fee of 0.50% of the Portfolio's average daily net assets.

Other Management Arrangements. Calvert Administrative Services Company, an affiliate of the Advisor, is the Portfolio's administrator. National Financial Data Services, Inc. is the Portfolio's transfer agent and dividend disbursing agent. Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the Portfolio's shareholder servicing agent.

Fund Expenses. Management does not expect fund expenses, as disclosed in the December 31, 2005 Annual Report to Shareholders for CTFR Limited-Term Portfolio, to materially deviate in the upcoming fiscal year.

Management's Discussion of CTFR Limited-Term Portfolio

(Excerpted from the December 31, 2005 Semi-Annual Report)

Portfolio Managers:	[picture omitted]	[picture omitted]
	Thomas A. Dailey	James O'Boyle

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned 2.21%, ahead of the benchmark Lehman 1-Year Municipal Bond Index (at 1.49%) and the Lipper Short Municipal Debt Funds Average (at 1.42%).

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Through the reporting period

We maintained our defensive posture in terms of relatively short duration and high credit quality in the Portfolio during 2005, since the FOMC made clear it would continue to raise the short-term Fed funds rate. Those increases led to a steady rise in short-term municipal-bond rates as well. One- to three-year AAA municipal rates rose approximately 1% during the year.

Portfolio performance benefited primarily from three sources. First among these was rising rates on the Portfolio's variable-rate demand notes, which reset to reflect the FOMC's short-term rate increases. The second benefit came from reinvestment of lower-yielding securities into higher-yielding ones as the former matured. Finally, the Portfolio benefited from stabilization or improvement in its multi-family housing bond holdings. Reinvestment of higher-coupon securities -- purchased in early 2000 and 2001, when market rates were higher -- detracted from Portfolio performance, since the reinvestment was made when rates were lower.

Going forward

We've begun to take a slightly less defensive stance, since the FOMC has removed most of the accommodation in the Fed funds rate and since further rate increases become more dependent on economic data. We continue to concentrate purchases on higher-rated bonds since we still believe lower-rated issues don't offer much yield incentive. We remain slightly defensive from an interest-rate standpoint, as well, since economic growth has been so resilient. We believe municipal-bond issuance should continue to be abundant in 2006.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which currently are very low.

We continue to maintain a slightly defensive posture in the Portfolio with regard to perceived economic strength and believe performance will continue to benefit from our overweight to variable-rate demand notes and bias toward higher-quality securities.

1The three-month T-Bill yield rose from 2.22% to 4.08%.

2Testimony before Congress on February 16, 2005.
Fund Information	Portfolio Statistics	Average Annual Total Return		Economic Sectors (% of Total Investments)
asset allocation	monthly	as of 12/31/05		Airport	1.3%
short-term	dividend yield	1 year	1.16%	Bond Bank	1.5%
tax-exempt bonds	12/31/05 2.89%	5 year	2.24%	Development	15.1%
	12/31/04 2.09%	10 year	3.05%	Education	15.2%
NASDAQ symbol		inception	5.11%	Facilities	5.1%
CTFLX	30 day SEC yield	(03/04/81)		General
	12/31/05 3.32%			Obligation	18.0%
CUSIP number	12/31/04 2.10%			General
131620-20-5	Housing 17.1%			Revenue	10.3%
				Housing	17.1%
	weighted			Medical	6.1%
	average maturity			Pollution
	12/31/05 415 days			Control	3.4%
	12/31/04 317 days			Transportation	3.6%
				Utilities	3.3%
	effective duration			Total	100%
	12/31/05 343 days
	12/31/04 277 days

Comparative Investment Performance (Total Return at NAV)

(as of 12/31/05)
	CTFR	Lipper Short	Lehman 1Year
	Limited-Term	Municipal Debt	Municipal
	Portfolio	Funds Average	Bond Index
1 year	2.21%	1.42%	1.49%
5 year*	2.45%	2.65%	2.76%
10 year*	3.15%	3.33%	3.58%

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

January 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

SHAREHOLDER INFORMATION FOR CTFR LIMITED-TERM PORTFOIO

How Shares Are Priced. The price of shares is based on CTFR Limited-Term Portfolio's net asset value (NAV). NAV is computed by adding the value of a Portfolio's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. Generally, Portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but federal wires cannot be received because the banks are closed.

The Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

When Your Account Will Be Credited. Your purchase will be processed at the NAV next calculated after your order is received in good order. All of your purchases must be made in US dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The Portfolio reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Dividends, Capital Gains and Taxes. The Portfolio pays exempt interest dividends from its net investment income, less expenses, monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Portfolio does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Federal Taxes. Dividends derived from interest on municipal obligations constitute exempt interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short term capital gain are taxable as ordinary income. If the Portfolio makes any distributions of long-term capital gains, then these are taxable as long-term capital gains, regardless of how long the shares of the Portfolio are held. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations. The Portfolio may derive up to 20% of its income from taxable investments, for liquidity purposes or pending investment. Interest earned from taxable investments will be taxable as ordinary income. If taxable income or gains paid in the past year exceed $10, the Portfolio will mail Form 1099-DIV indicating the federal tax status of such payments. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested.

Other Tax Information. You may be subject to state or local taxes on your investment, depending on the laws in your area. A letter will be mailed in January detailing the percentage invested in your state the previous tax year. Such dividends may be exempt from certain state income taxes.

How To Sell Shares. A portion or all shares may be redeemed on any day the Portfolio is open for business, provided the amount requested is not on hold. When purchased by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CTFR Limited-Term Portfolio during the hold period will be returned for uncollected funds.

Shares will be redeemed at the next NAV calculated (less any applicable CDSC) after the redemption request is received by the transfer agent in good order. The proceeds will normally be sent on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less. The Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Portfolio is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The California Limited-Term Municipal Fund is a series of Calvert Municipal Fund, Inc., a Maryland corporation, and the Limited-Term Portfolio is a series of Calvert Tax-Free Reserves, a Massachusetts Business Trust. Following the merger, the operations of the CTFR Limited-Term Portfolio will continue to be governed by the Declaration of Trust and Bylaws as they now exist. After a comparison of both Portfolios' respective organizational documents (i.e., the Articles of Incorporation, Declaration of Trust and By-laws), it is not anticipated that there are any significant differences between the rights of shareholders of the California Limited-Term Municipal Fund and the CTFR Limited-Term Portfolio.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about California Limited-Term Municipal Fund is included in a prospectus, which all shareholders have received. Further information is included in that Portfolio's Statement of Additional Information. Both the Prospectus and Statement of Additional Information are dated April 30, 2006. You may obtain additional copies for California Limited-Term Municipal Fund, or this same information for CTFR Limited-Term Portfolio, by calling or writing the respective Portfolio at the address and phone number appearing below. Quarterly, semi-annual, and annual reports of both Portfolios are also available by writing that Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission. These reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. at 450 Fifth Street, N.W. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Fund.

FINANCIAL STATEMENTS

The Annual Report to shareholders of California Limited-Term Municipal Fund and the Annual Report to shareholders of CTFR Limited-Term Portfolio for the period ended December 31, 2005, and both the Semi-Annual Report to shareholders of California Limited-Term Municipal Fund and the Semi-Annual Report to shareholders of CTFR Limited-Term Portfolio for the period ended June 30, 2005, as well as the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to the Portfolios, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

The Annual Reports to shareholders of California Limited-Term Municipal Fund and the Annual Reports to shareholders of the CTFR Limited-Term Portfolio for the period ended December 31, 2005, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the Annual Reports of KPMG LLP, independent accountants to both Portfolios, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Financial Highlights. The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 fiscal years (or if shorter, the period of the Fund's operations). Each Fund's fiscal year end is December 31. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front or back-end sales charge. The information has been derived from each Fund's financial statements, which for 2002 through 2005 have been audited by KPMG LLP, whose most recent report, along with a Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for years presented prior to December 31, 2002 has been audited by other auditors.
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.61	$10.74	$10.74
Income from investment operations
Net investment income	.27	.20	.20
Net realized and unrealized gain (loss)	(.04)	(.13)	**
Total from investment operations	.23	.07	.20
Distributions from
Net investment income	(.27)	(.20)	(.20)
Net realized gain	--	--	**
Total distributions	(.27)	(.20)	(.20)
Total increase (decrease) in net asset value	(.04)	(.13)	.00
Net asset value, ending	$10.57	$10.61	$10.74

Total return*	2.21%	.62%	1.91%
Ratios to average net assets: A
Net investment income	2.50%	1.80%	1.88%
Total expenses	.66%	.59%	.57%
Expenses before offsets	.66%	.59%	.57%
Net expenses	.66%	.59%	.57%
Portfolio turnover	57%	39%	31%
Net assets, ending (in thousands)	$770,320	$1,210,008	$1,659,356

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$10.69	$10.66
Income from investment operations
Net investment income	.28	.44
Net realized and unrealized gain (loss)	.05	.03
Total from investment operations	.33	.47
Distributions from
Net investment income	(.28)	(.44)
Net realized gain	**	--
Total distributions	(.28)	(.44)
Total increase (decrease) in net asset value	.05	.03
Net asset value, ending	$10.74	$10.69

Total return*	3.11%	4.46%
Ratios to average net assets: A
Net investment income	2.57%	4.09%
Total expenses	.62%	.70%
Expenses before offsets	.62%	.70%
Net expenses	.62%	.69%
Portfolio turnover	47%	63%
Net assets, ending (in thousands)	$1,348,434	$670,479

ATotal expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

VOTING INFORMATION

Proxies from the shareholders of California Limited-Term Municipal Fund are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, June 16, 2006, or at such later time or date made necessary by adjournment. Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of California Limited-Term Municipal Fund.

Quorum. If a quorum (more than 50% of the outstanding shares of California Limited-Term Municipal Fund) is represented at the meeting, the vote of a majority of the outstanding shares of California Limited-Term Municipal Fund is required for approval of the Reorganization into CTFR Limited-Term Portfolio. The vote of a majority of the outstanding shares means the vote of the lesser of: (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Prospectus and Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Prospectus and Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate. You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Calvert Municipal Fund, Inc., (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting. The votes of shareholders of CTFR Limited-Term Portfolio are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Shareholders of California Limited-Term Municipal Fund of record at the close of business on March 30, 2006 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of March 30, 2006, as shown on the books of California Limited-Term Municipal Fund, there were issued and outstanding [________________] shares. As of March 30, 2006, the officers and Directors of Calvert Municipal Fund, Inc. as a group, beneficially owned less than 1% of the outstanding shares of California Limited-Term Municipal Fund. As of March 30, 2006, the following shareholders owned of record 5% or more of the shares of the California Limited-Term Municipal Fund:
Name and Address	% of Ownership
[To be provided]	___%
[To be provided]	___%

SHAREHOLDER PROPOSALS

California Limited-Term Municipal Fund has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Portfolio's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Portfolio's proxy material must be received by the Portfolio a reasonable time before the solicitation is made. The fact that the Portfolio receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

The Board of Directors of Calvert Municipal Fund, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors
William M. Tartikoff, Esq.
Vice President & Secretary

THE BOARD OF DIRECTORS OF CALVERT MUNICIPAL FUND, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

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CALVERT MUNICIPAL FUND, INC.
CALIFORNIA LIMITED-TERM MUNICIPAL FUND

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares of the Calvert California Limited-Term Municipal Fund, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, June 16, 2006 at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 2006

__________________________________

__________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

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Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

  To act upon a proposal to approve an Agreement and Plan of Reorganization whereby Calvert Limited-Term Portfolio, a series of Calvert Tax Free Reserves, will (i) acquire all of the assets of the Calvert California Limited-Term Municipal Fund; and (ii) assume certain identified liabilities of the above-named Fund as substantially discussed in the accompanying Prospectus and Proxy Statement.

[ ] For	[ ] Against	[ ] Abstain

  To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

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AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 8, 2006, is between the California Limited-Term Municipal Fund, a series of Calvert Municipal Fund, Inc., and the Limited-Term Portfolio, a series of Calvert Tax-Free Reserves ("CTFR").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of California Limited-Term Municipal Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). CTFR Limited-Term Portfolio shall furnish to California Limited-Term Municipal Fund such data and information as shall be reasonably requested by California Limited-Term Municipal Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

  Plan of Reorganization. California Limited-Term Municipal Fund will convey, transfer, and deliver to CTFR Limited-Term Portfolio all of the then-existing assets of California Limited-Term Municipal Fund at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, CTFR Limited-Term Portfolio agrees at the Closing:

  to deliver to California Limited-Term Municipal Fund in exchange for the assets the number of full and fractional shares of common stock of Limited-Term Portfolio ("CTFR Limited-Term Portfolio Shares") to be determined as follows:

  In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of California Limited-Term Municipal Fund Shares (rounded to the nearest millionth) by the net asset value per share of CTFR Limited-Term Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of California Limited-Term Municipal Fund as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to California Limited-Term Municipal Fund, or to any of the shareholders of California Limited-Term Municipal Fund upon distribution of CTFR Limited-Term Portfolio Shares to them; and

  not to assume any of California Limited-Term Municipal Fund's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

  Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

  the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of California Limited-Term Municipal Fund at which the Plan will be considered, or such later date as the parties may mutually agree.

3. VALUATION OF NET ASSETS

  The value of California Limited-Term Municipal Fund's net assets to be transferred to CTFR Limited-Term Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in CTFR Limited-Term Portfolio's prospectus.

  The net asset value per share of CTFR Limited-Term Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by CTFR Limited-Term Portfolio's Controller using the same valuation procedures as set forth in CTFR Limited-Term Portfolio's prospectus.

  A copy of the computation showing in reasonable detail the valuation of California Limited-Term Municipal Fund's net assets to be transferred to CTFR Limited-Term Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of California Limited-Term Municipal Fund, shall be furnished by California Limited-Term Municipal Fund to CTFR Limited-Term Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of CTFR Limited-Term Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of CTFR Limited-Term Portfolio, shall be furnished by CTFR Limited-Term Portfolio to California Limited-Term Municipal Fund at the Closing.

4. LIQUIDATION AND DISSOLUTION

  As soon as practicable after the Closing Date, California Limited-Term Municipal Fund will distribute pro rata to California Limited-Term Municipal Fund shareholders of record as of the close of business on the Closing Date the shares of CTFR Limited-Term Portfolio received by California Limited-Term Municipal Fund pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of CTFR Limited-Term Portfolio in the names of each such shareholder of California Limited-Term Municipal Fund, representing the respective pro rata number of full shares and fractional interests in shares of CTFR Limited-Term Portfolio due to each. No such shareholder accounts shall be established by CTFR Limited-Term Portfolio or its transfer agent for CTFR Limited-Term Portfolio except pursuant to written instructions from California Limited-Term Municipal Fund, and California Limited-Term Municipal Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former California Limited-Term Municipal Fund shareholder a pro rata share of the number of shares of CTFR Limited-Term Portfolio received pursuant to Section 2(a) of this Agreement.

  Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by CTFR Limited-Term Portfolio or its transfer agent to each shareholder of California Limited-Term Municipal Fund receiving such distribution of shares of CTFR Limited-Term Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

  Share certificates representing holdings of shares of CTFR Limited-Term Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of CTFR Limited-Term Portfolio will be issued only for full shares of CTFR Limited-Term Portfolio and any fractional interests in shares shall be credited in the shareholder's account with CTFR Limited-Term Portfolio.

  As promptly as is practicable after the liquidation of California Limited-Term Municipal Fund, and in no event later than 12 months from the date of this Agreement, California Limited-Term Municipal Fund shall be terminated pursuant to the provisions of the Plan and Calvert Municipal Fund, Inc.'s By-laws and Articles of Incorporation.

  Immediately after the Closing Date, the share transfer books of California Limited-Term Municipal Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. DECLARATION OF TRUST AND BY-LAWS

  Declaration of Trust. The Declaration of Trust of Calvert Tax-Free Reserves, which governs its series, Limited-Term Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

  By-laws. The By-laws of Calvert Tax-Free Reserves, which govern its series, Limited-Term Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with said By-laws.

  REPRESENTATIONS AND WARRANTIES OF CTFR LIMITED-TERM PORTFOLIO

  Organization, Existence, etc. Limited-Term Portfolio is a duly organized series of Calvert Tax-Free Reserves, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, CTFR Limited-Term Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. CTFR Limited-Term Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

  Registration as Investment Company. Calvert Tax-Free Reserves, of which Limited-Term Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

  Capitalization. CTFR Limited-Term Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2006, [_________________] shares were outstanding, and no shares were held in the treasury of CTFR Limited-Term Portfolio. All of the outstanding shares of CTFR Limited-Term Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since CTFR Limited-Term Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

  Shares to be Issued Upon Reorganization. CTFR Limited-Term Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

  Authority Relative to this Agreement. Calvert Tax-Free Reserves has the power to enter into the Plan on behalf of its series, Limited-Term Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Tax-Free Reserves and no other proceedings by Calvert Tax-Free Reserves are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CTFR Limited-Term Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

  Liabilities. There are no liabilities of Calvert Tax-Free Reserves on behalf of its series, Limited-Term Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in CTFR Limited-Term Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2005, or otherwise previously disclosed to California Limited-Term Municipal Fund, none of which has been materially adverse to the business, assets or results of operations of CTFR Limited-Term Portfolio.

  Litigation. To the knowledge of CTFR Limited-Term Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CTFR Limited-Term Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

  Contracts. Except for contracts and agreements previously disclosed to California Limited-Term Municipal Fund under which no default exists, CTFR Limited-Term Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

  Registration Statement. CTFR Limited-Term Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of CTFR Limited-Term Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

    will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by CTFR Limited-Term Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by California Limited-Term Municipal Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

  REPRESENTATIONS AND WARRANTIES OF CALIFORNIA LIMITED-TERM MUNICIPAL FUND

  Organization, Existence, etc. California Limited-Term Municipal Fund is a duly organized series of Calvert Municipal Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, California Limited-Term Municipal Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. California Limited-Term Municipal Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

  Registration as Investment Company. Calvert Municipal Fund, Inc., of which California Limited-Term Municipal Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

  Capitalization. California Limited-Term Municipal Fund has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2005, [__________] shares were outstanding, and no shares were held in the treasury of California Limited-Term Municipal Fund. All of the outstanding shares of California CTFR Limited-Term Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since California Limited-Term Municipal Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of California Limited-Term Municipal Fund may change prior to the Effective Date of the Reorganization.

  Financial Statements. The financial statements of California Limited-Term Municipal Fund for the year ended December 31, 2005, ("California Limited-Term Municipal Fund Financial Statements"), to be delivered to CTFR Limited-Term Portfolio, will fairly present the financial position of California Limited-Term Municipal Fund as of December 31, 2005, and the results of its operations and changes in its net assets for the year then ended.

  Authority Relative to the Plan. Calvert Municipal Fund, Inc. has the power to enter into the Plan on behalf of California Limited-Term Municipal Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Directors of Calvert Municipal Fund, Inc. and, except for approval by the holders of its capital stock, no other proceedings by Calvert Municipal Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. California Limited-Term Municipal Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

  Liabilities. There are no liabilities of California Limited-Term Municipal Fund whether or not determined or determinable, other than liabilities disclosed or provided for in California Limited-Term Municipal Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2005, or otherwise previously disclosed to CTFR Limited-Term Portfolio, none of which has been materially adverse to the business, assets, or results of operations of California Limited-Term Municipal Fund.

  Litigation. To the knowledge of California Limited-Term Municipal Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect California Limited-Term Municipal Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

  Contracts. Except for contracts and agreements previously disclosed to CTFR Limited-Term Portfolio under which no default exists, Calvert Municipal Fund, Inc., on behalf of California Limited-Term Municipal Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

  Taxes. The federal income tax returns of California Limited-Term Municipal Fund have been filed for all taxable years up to and including the taxable year ended December 31, 2005, and all taxes payable pursuant to such returns have been paid. California Limited-Term Municipal Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of California Limited-Term Municipal Fund since commencement of its operations.

  Portfolio Securities. All securities to be listed in the schedule of investments of California Limited-Term Municipal Fund as of the Effective Time of the Reorganization will be owned by Calvert Municipal Fund, Inc. on behalf of California Limited-Term Municipal Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

  Registration Statement. California Limited-Term Municipal Fund will cooperate with CTFR Limited-Term Portfolio in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to CTFR Limited-Term Portfolio the information relating to California Limited-Term Municipal Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to California Limited-Term Municipal Fund:

(i) will comply in all material respects with the provisions of the Securities Act and its regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by CTFR Limited-Term Portfolio, insofar as they relate to California Limited-Term Municipal Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by California Limited-Term Municipal Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8. CONDITIONS TO OBLIGATIONS OF CTFR LIMITED-TERM PORTFOLIO

The obligations of CTFR Limited-Term Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

  Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, California Limited-Term Municipal Fund shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of California Limited-Term Municipal Fund since December 31, 2005. CTFR Limited-Term Portfolio shall have received a certificate from California Limited-Term Municipal Fund satisfactory in form and substance to CTFR Limited-Term Portfolio indicating that it has met the terms stated in this Section.

  Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. CTFR Limited-Term Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to CTFR Limited-Term Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to California Limited-Term Municipal Fund and the shareholders of California Limited-Term Municipal Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of California Limited-Term Municipal Fund in connection with the Reorganization, and on such other written representations as California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

  neither California Limited-Term Municipal Fund nor CTFR Limited-Term Portfolio will recognize any gain or loss upon the transfer of the assets of California Limited-Term Municipal Fund to CTFR Limited-Term Portfolio in exchange for CTFR Limited-Term Portfolio Shares and upon the distribution (whether actual or constructive) of CTFR Limited-Term Portfolio Shares to the shareholders of California Limited-Term Municipal Fund in exchange for their shares of capital stock of California Limited-Term Municipal Fund;

  the shareholders of California Limited-Term Municipal Fund who receive CTFR Limited-Term Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of California Limited-Term Municipal Fund for CTFR Limited-Term Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

  the basis of CTFR Limited-Term Portfolio Shares received by California Limited-Term Municipal Fund's shareholders will be the same as the basis of the shares of capital stock of California Limited-Term Municipal Fund surrendered in the exchange, the holding period of CTFR Limited-Term Portfolio shares received by each shareholder of California Limited-Term Municipal Fund will include the period during which the shares of California Limited-Term Municipal Fund exchanged therefor were held by such shareholder, provided the shares of California Limited-Term Municipal Fund were held as a capital asset on the date of the Reorganization; and

  the basis of California Limited-Term Municipal Fund's assets acquired by CTFR Limited-Term Portfolio will be the same as the basis of such assets to California Limited-Term Municipal Fund immediately prior to the Reorganization, and the holding period of the assets of California Limited-Term Municipal Fund in the hands of CTFR Limited-Term Portfolio will include the period during which those assets were held by California Limited-Term Municipal Fund.

  Opinion of Counsel. CTFR Limited-Term Portfolio shall have received the opinion of counsel for California Limited-Term Municipal Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CTFR Limited-Term Portfolio, to the effect that:

    Calvert Municipal Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

    California Limited-Term Municipal Fund is a series of Calvert Municipal Fund, Inc.; and

    The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Municipal Fund, Inc., and the Plan has been duly executed and delivered by Calvert Municipal Fund, Inc. and, assuming due authorization, execution, and delivery of the Plan by Calvert Municipal Fund, Inc., is a valid and binding obligation of Calvert Municipal Fund, Inc. and its series, California Limited-Term Municipal Fund.

9. CONDITIONS TO OBLIGATIONS OF CALIFORNIA LIMITED-TERM MUNICIPAL FUND

The obligations of California Limited-Term Municipal Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

  Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of Calvert Municipal Fund, Inc.

  Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, CTFR Limited-Term Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of CTFR Limited-Term Portfolio since December 31, 2005. As of the Effective Time of the Reorganization, California Limited-Term Municipal Fund shall have received a certificate from CTFR Limited-Term Portfolio satisfactory in form and substance to California Limited-Term Municipal Fund indicating that it has met the terms stated in this Section.

  Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

  Tax Opinion. California Limited-Term Municipal Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to California Limited-Term Municipal Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to CTFR Limited-Term Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of California Limited-Term Municipal Fund in connection with the Reorganization, and on such other written representations as California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

    neither California Limited-Term Municipal Fund nor CTFR Limited-Term Portfolio will recognize any gain or loss upon the transfer of the assets of California Limited-Term Municipal Fund to CTFR Limited-Term Portfolio in exchange for CTFR Limited-Term Portfolio Shares and upon the distribution (whether actual or constructive) of CTFR Limited-Term Portfolio Shares to the shareholders of California Limited-Term Municipal Fund in exchange for their shares of capital stock of California Limited-Term Municipal Fund;

    the shareholders of California Limited-Term Municipal Fund who receive CTFR Limited-Term Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of California Limited-Term Municipal Fund for CTFR Limited-Term Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

    the basis of CTFR Limited-Term Portfolio Shares received by California Limited-Term Municipal Fund's shareholders will be the same as the basis of the shares of capital stock of California Limited-Term Municipal Fund surrendered in the exchange, and the holding period of CTFR Limited-Term Portfolio shares received by each shareholder of California Limited-Term Municipal Fund will include the period during which the shares of California Limited-Term Municipal Fund exchanged therefor were held by such shareholder, provided the shares of California Limited-Term Municipal Fund were held as a capital asset on the date of the Reorganization; and

    the basis of California Limited-Term Municipal Fund assets acquired by CTFR Limited-Term Portfolio will be the same as the basis of such assets to California Limited-Term Municipal Fund immediately prior to the Reorganization, and the holding period of the assets of California Limited-Term Municipal Fund in the hands of CTFR Limited-Term Portfolio will include the period during which those assets were held by California Limited-Term Municipal Fund.

  Opinion of Counsel. California Limited-Term Municipal Fund shall have received the opinion of counsel for CTFR Limited-Term Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to California Limited-Term Municipal Fund, to the effect that:

    Calvert Tax-Free Reserves is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

    Limited-Term Portfolio is a series of Calvert Tax-Free Reserves;

    The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of Calvert Tax-Free Reserves, and the Plan has been duly executed and delivered by CTFR Limited-Term Portfolio and, assuming due authorization, execution, and delivery of the Plan by Calvert Tax-Free Reserves, is a valid and binding obligation of Calvert Tax-Free Reserves and its series, Limited-Term Portfolio; and

    CTFR Limited-Term Portfolio shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of CTFR Limited-Term Portfolio.

  AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

  The parties hereto may, by agreement in writing authorized by the Board of Trustees/Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of California Limited-Term Municipal Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

  At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

  California Limited-Term Municipal Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CTFR Limited-Term Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of CTFR Limited-Term Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CTFR Limited-Term Portfolio.

  CTFR Limited-Term Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to California Limited-Term Municipal Fund if: (i) a material condition to its performance under this Agreement or a material covenant of California Limited-Term Municipal Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by California Limited-Term Municipal Fund.

  The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of California Limited-Term Municipal Fund, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on June 30, 2006, if the Effective Time of the Reorganization is not on or prior to such date.

  No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, California Limited-Term Municipal Fund and CTFR Limited-Term Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT MUNICIPAL FUND, INC.
on behalf of the CALIFORNIA LIMITED-TERM MUNICIPAL FUND

Attest:

By:______________________	By: ______________________
Name: Barbara J. Krumsiek
Title: President

CALVERT TAX-FREE RESERVES
on behalf of the CTFR LIMITED-TERM PORTFOLIO

By:_____________________	By: ______________________
Name: William M. Tartikoff
Title: Vice President


CALVERT TAX-FREE RESERVES
STATEMENT OF ADDITIONAL INFORMATION

April __, 2006

Acquisition of the Assets of the
California Limited-Term Municipal Fund
(a series of Calvert Municipal Fund, Inc.)
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

By and In Exchange for Shares of

Limited-Term Portfolio
(a series of Calvert Tax-Free Reserves)
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the California Limited-Term Municipal Fund, a series of Calvert Municipal Fund, Inc., in exchange for shares of the Limited Term Portfolio, a series of Calvert Tax-Free Reserves ("CTFR"), consists of this cover page and the Statement of Additional Information of the CTFR Limited Term Portfolio, dated April 30, 2005, attached hereto and incorporated by reference.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated April __, 2006, relating to the above-referenced matter may be obtained from Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

The Prospectus and Statement of Additional Information (both dated May 2, 2005) of the California Limited-Term Municipal Fund is hereby incorporated by reference. The Annual Report to Shareholders of Calvert Municipal Fund, Inc., for the period ended December 31, 2005, is also hereby incorporated by reference. You may obtain copies by calling or writing Calvert Municipal Fund, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

CALVERT TAX-FREE RESERVES
Money Market Portfolio
Limited-Term Portfolio
4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information
May 1, 2005

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectus(es) of each Portfolio (collectively referred to as the "Portfolios") of Calvert Tax-Free Reserves (the "Fund" or "CTFR") dated May 1, 2005. Each Portfolio's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Portfolio at the above address, calling the Portfolio, or visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	4
Purchase and Redemption of Shares	5
Dividends, Distributions, and Taxes	6
Net Asset Value	7
Calculation of Yield and Total Return	7
Trustees and Officers	9
Investment Advisor	14
Portfolio Manager Disclosure	15
Administrative Services Agent	18
Transfer and Shareholder Servicing Agents	18
Independent Registered Public Accountants and Custodians	18
Method of Distribution	18
Portfolio Transactions	19
Portfolio Holdings Disclosure	20
Personal Securities Transactions	21
Proxy Voting Disclosure	21
Process for Delivering Shareholder Communications to the Board of Trustees	21
General Information	21
Control Persons and Principal Holders of Securities	22
Fund Service Providers	23
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions
Appendix C -- Letter of Intent

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The Money Market Portfolio and Limited-Term Portfolio each invest primarily in municipal obligations whose interest is exempt from federal income tax. These two Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Variable Rate Obligations and Demand Notes

Each Portfolio may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the invested Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio's investments and of their shares.

Each Portfolio may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.

The Board of Trustees has approved investments by the Money Market Portfolio in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through a commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes may be deemed the period remaining until such time as the Portfolio can recover the principal through demand or the period remaining until the next interest adjustment date.

Municipal Leases (Limited-Term only)

The Portfolio may invest in municipal leases or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Fund's Advisor, under the supervision of the Board of Trustees is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security.

Obligations with Puts Attached

The Portfolios have authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put". Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market Portfolio must limit its investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments

For temporary defensive purposes -- which may include lack of adequate purchase candidates or an unfavorable market environment -- the Portfolios may invest in cash, cash equivalents and/or other short-term money market type instruments. Cash equivalents include instruments such as, but not limited to, U.S. Government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.

The Portfolios intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolios may also hold cash which is not earning income.

Repurchase Agreements

The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolios buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolios would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolios pursuant to the agreement, the Portfolios will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolios may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolios invest the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolios invests the proceeds is expected to exceed the amount the Portfolios will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolios will maintain in a segregated account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolios will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolios may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolios under the agreements, the Portfolios may have been better off had they not entered into the agreement. However, the Portfolios will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, a Portfolio bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

When-Issued Purchases (Limited-Term only)

New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued basis and the securities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary.

When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax. When- issued securities do not earn income until they have in fact been issued.

When the Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Non-Investment Grade Debt Securities (Limited-Term only)

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's), known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix B for a description of the ratings. The Portfolio considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.

The quality limitation set forth in the Portfolio's investment policy is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Money Market Default Insurance

The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2005, unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. Reference to the "1940 Act" means the Investment Company Act of 1940, as amended.

(1) Each Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby or domestic bank money market instruments.)

(3) Each Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the affected Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, each Portfolio may pledge, mortgage, or hypothecate its assets.

(4) Each Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of municipal obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) Each Portfolio may not invest directly in commodities or real estate, although a Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(6) Each Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with each Portfolio's investment objective, policies, and restrictions, shall not constitute the making of a loan. For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

(7) Under normal market conditions, at least 80% of the income from the Portfolios will be exempt from federal income tax.

Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law, the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

Nonfundamental Investment Restrictions

The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) Each Portfolio may not purchase common stocks, preferred stocks, warrants, or other equity securities.

(2) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of the affected Portfolio's total assets.

(3) Each Portfolio may not sell securities short, purchase securities on margin, or write or purchase put or call options. The Portfolios reserve the right to purchase securities with puts attached or with demand features.

(4) The Limited-Term Portfolio may not invest more than 15% of net assets in non-investment grade debt securities and the Portfolio does not generally intend to purchase more than 5% of non-investment grade securities.

(5) The Limited-Term Portfolio may not maintain an average maturity of more than three years and the Portfolio does not generally intend to maintain an average maturity of more than one year.

(6) The Portfolios may not purchase illiquid securities if more than 10% of the value of that Portfolio's net assets (15% for Limited-Term) would be invested in such securities.

PURCHASE AND REDEMPTION OF SHARES

Each Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order in good order. The customer orders will be priced at the Portfolio's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Portfolio's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case another person later presents the original certificates. No certificates will be issued for fractional shares.

Draft writing is available for the Money Market Portfolio (Class O). Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts and the Portfolio reserves the right to change or suspend the service. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.

Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored. Shareholders redeeming shares by telephone, electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.

See the prospectus(es) for more details on purchase and redemptions.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Portfolios intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Portfolios do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carry forwards as of December 31, 2004 were as follows:

Money Market Portfolio	$25,463
Limited-Term Portfolio	$2,204,809

The Portfolios' dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders. It is possible that the Internal Revenue Service could rule that a municipal securities offering previously acquired by a Portfolio fails to qualify for tax-exempt treatment. In this event, the Portfolio may distribute a higher amount of taxable income in that year than it had intended to pay out.

A shareholder may also be subject to state and local taxes on dividends and distributions from a Portfolio. Shareholders will be notified of the income earned from the obligations of each state and territory as a percentage of the total interest income earned. The Portfolio will also notify shareholders annually about the federal tax status of dividends and distributions paid by the Portfolio and the amount of dividends withheld, if any, during the previous year.

The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.

The Portfolios are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Portfolio is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. - registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Portfolio for further information.

NET ASSET VALUE

Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Portfolio. The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share; the net asset value of the Limited-Term Portfolio fluctuates based on the market values of the Portfolio's investments. The net asset value of the shares of the Limited-Term Portfolio are determined by dividing the total net assets (the value of its assets net of liabilities including accrued expenses and fees), by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Money Market Portfolio's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Below is a specimen price-make-up sheet showing how the Limited-Term Portfolio calculates the total offering price per share:

Net Asset Value and Offering Price Per Share, as of December 31, 2004
Limited-Term Portfolio
Net asset value per share
($1,210,007,736/ 114,000,958 shares)	$10.61
Maximum sales charge
(1.00% of offering price)	$0.11
Offering price per share	$10.72

CALCULATION OF YIELD AND TOTAL RETURN

MONEY MARKET PORTFOLIO: YIELD

From time to time, the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. Yield is calculated separately by class. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:

Effective yield = (base period return + 1)365/7 -- 1

The Portfolio may also advertise, from time to time, "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

For the seven day period ended December 31, 2004:

	Simple Yield	Effective Yield	Tax-equivalent Simple Yield (35% Bracket)	Tax-equivalent Effective Yield (35% Bracket)
Money Market Class O	1.25%	1.25%	1.92%	1.92%
Money Market Institutional Class	1.55%	1.56%	2.38%	2.40%

LIMITED-TERM PORTFOLIO: TOTAL RETURN AND OTHER QUOTATIONS

From time to time, the Limited-Term Portfolio advertises its "total return." Total return is historical in nature and is not intended to indicate future performance. Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Portfolio's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations, including returns after taxes, reflect the deduction of the Portfolio's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load" which do not deduct the sales charge. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P= a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.

Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).

Total return after taxes on distributions is computed according to the following formula:

P(1 +T)n = ATVd

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATVd = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 +T)n = ATVdr

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVdr = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.

See the prospectus for the Portfolio's standardized (with maximum load) performance results for the periods ending December 31, 2004. Average annual total returns without maximum load for the periods ending December 31, 2004 are as follows:

Before Taxes W/O Max. Load
One Year	0.62%
Five Years	2.91%
Ten Years	3.48%

The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield quotations are historical and are not intended to indicate future performance.

Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

Yield = 2[(a-b/cd+1)6-1]

where a = dividends and interest earned during the period using the aggregate imputed yield-to-maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

For the thirty-day period ended December 31, 2004, the Portfolio's yields were:

	SEC 30-Day Yield	Tax-equivalent Yield (assumes 35% Federal Bracket)
Limited -Term	2.10%	3.23%

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

TRUSTEES AND OFFICERS

The Board of Trustees of CTFR supervises each Portfolio's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees. "Disinterested" or "Independent" Trustees refers to those Trustees who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
RICHARD L. BAIRD, JR. AGE: 57	Director	CMF 1992	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	CMF 1992	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Director	CMF 1992	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Director	CMF 1992	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Director	CMF 1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Director	CMF 1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Director	CMF 1992	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director & President	CMF 1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Director & Senior Vice President	CMF 1992	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Director & Chair	CMF 1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1992	Senior Vice President, Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

* Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Fund's Advisor. Mr. Rochat is an interested person of the Fund since he is an Officer and Director of the Fund's Advisor.

The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except for Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees and Officers of the Fund as a group own less than 1% of any class of a Portfolio's outstanding shares.

The Board of Trustees has three standing Committees. The Investment Policy Committee addresses the policies and strategies of the Advisor and reviews compliance matters. Ms. Krumsiek and Messrs. Rochat, Gavian, Guffey and Silby comprise the Investment Policy Committee. The Governance Committee deals with matters of fund governance, including policies on Trustee compensation, and Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a nominating committee, i.e., initiation and consideration of the nominations for the appointment or election of disinterested Trustees of the Board. The Disinterested Trustees (Ms. Kruvant and Messrs. Baird, Blatz, Feldman, Gavian, Guffey, and Pugh) comprise the Governance Committee. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of each Portfolio's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Messrs. Pugh, Baird, Blatz, Feldman, and Ms. Kruvant comprise the Audit Committee. The Investment Policy and Governance Committees each met four times during the past fiscal year and the Audit Committee met five times.

The Trustees owned shares in the Portfolios and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2004:

CTFR MONEY MARKET
Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Portfolio	By Trustee in Calvert Family of Funds

Disinterested Trustees
Richard L. Baird, Jr.	None	>$100,000
Frank H. Blatz, Jr.	None	>$100,000
Douglas E. Feldman	$10,001-$50,000	$50,0001-$100,000
Peter W. Gavian	None	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
M. Charito Kruvant	None	>$100,000
Arthur J. Pugh	$1-$10,000	>$100,000
Interested Trustees
Barbara J. Krumsiek	$10,001-$50,000	>$100,000
David R. Rochat	$10,001-$50,000	>$100,000
D. Wayne Silby	None	>$100,000

CTFR LIMITED-TERM
Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Portfolio	By Trustee in Calvert Family of Funds

Disinterested Trustees
Richard L. Baird, Jr.	None	>$100,000
Frank H. Blatz, Jr.	None	>$100,000
Douglas E. Feldman	None	$50,001-$100,000
Peter W. Gavian	None	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
M. Charito Kruvant	None	>$100,000
Arthur J. Pugh	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
David R. Rochat	$10,001-$50,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table

Calvert Tax-Free Reserves
Fiscal Year 2004	Aggregate Compensation from Registrant (all Portfolios) for Service as Trustee (includes deferred compensation)	Pension or Retirement	Total Compensation
(unaudited numbers)		Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	from Registrant and Fund Complex paid to Trustee** for services as Trustee

Disinterested Trustees
Richard L. Baird, Jr.	$19,272	$9,636	$56,708
Frank H. Blatz, Jr.	$19,220	$19,220	$60,029
Douglas E. Feldman	$20,202	$0	$45,106
Peter W. Gavian	$20,543	$0	$46,201
John G. Guffey, Jr.	$17,120	$6,848	$70,040
M. Charito Kruvant	$19,564	$11,738	$60,988
Arthur J. Pugh	$20,200	$0	$62,201
Interested Trustees
Barbara J. Krumsiek	$0	$0	$0
David R. Rochat	$0	$0	$0
D. Wayne Silby	$17,431	$13,945	$89,312

*Certain Trustees have chosen to defer a portion of their compensation. As of December 31, 2004, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, for these Trustees was: Baird $33,887.81; Blatz $1,376,722.24; Gavian $248,172.45; Guffey $202,302.39; Kruvant $257,728.58; Pugh $356,997.56; and Silby $204,097.58.

**As of December 31, 2004, the Fund Complex consisted of ten (10) registered investment companies.

INVESTMENT ADVISOR

The Portfolios' investment advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group, Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company.

Under the investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-to-day operations, subject to the supervision and direction of the Fund's Board of Trustees. The Advisor provides the Fund with investment supervision and management, and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, each Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce Portfolio expenses. The Fund's Board of Trustees will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Portfolio shareholders.

Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of:

i) with respect to the Money Market Portfolio, .25% of the first $500 million of such Portfolio's average daily net assets; .20% of the next $500 million of such assets; and .15% of all such assets over $1 billion; and

ii) with respect to the Limited-Term Portfolio, .60% of the first $500 million of the Portfolio's average daily net assets; .50% of the next $500 million of such assets; and 0.40% of all such assets over $1 billion.

The Advisor reserves the right (i) to waive all or a part of its fee; (ii) to reimburse a Portfolio for expenses; and (iii) to compensate, at its expense, broker-dealers in consideration of their promotional or administrative services. For the Money Market Portfolio, which has multiple classes, Investment Advisory fees are allocated as a Portfolio - level expense based on net assets.

The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2002	2003	2004

Money Market	$2,823,119	$2,512,142	$2,489,634
Limited-Term	$5,822,715	$7,763,085	$7,620,262

In evaluating the Investment Advisory Agreement, the Board of Trustees received and considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of this agreement.

In reapproving the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor. In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature and quality of the services provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for each Portfolio; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each of the Portfolios; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, if any, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses and any potential for economies of scale; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest. In reviewing the overall profitability of the advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolios for which they receive compensation.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the Disinterested Trustees, did not identify any single factor as controlling.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of each Portfolio is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that approval of the Investment Advisory Agreement would be in the best interests of the respective Portfolio and its shareholders.

PORTFOLIO MANAGER DISCLOSURE

Additional information about Limited Term's Portfolio Managers, identified in the Prospectus of the Portfolio, is provided below. This information is not required for Money Market.

  Other Accounts Managed by Portfolio Managers of the Portfolio

The following Portfolio Managers of the Portfolio are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

Tom Daily
Accounts Managed other than Limited-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$1,958,646,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Gary Miller
Accounts Managed other than Limited-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	3	0	5
Total Assets in Other Accounts Managed	$165,794,000	$0	$25,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

James O'Boyle
Accounts Managed other than Limited-Term as of December 31, 2004	Registered Investment Companies	Other Pooled Investment Vehicles	Other
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$1,741,183,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing the Portfolio and Other Accounts

The following describes material conflicts of interest as of December 31, 2004 which may potentially arise in connection with the management of the Portfolio's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolio" above.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

C. Compensation of Portfolio Managers of the Portfolio

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from the Portfolio, the Advisor of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolio" above.

Tom Dailey, Gary Miller & James O'Boyle

Compensation with Respect to Management of Limited-Term and Other Accounts as of December 31, 2004
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D. Securities Ownership of Portfolio Managers of the Portfolio

With respect to each Portfolio Manager identified in the Portfolio's Prospectus, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2004 in the Portfolio managed by that individual. The securities were valued as of December 31, 2004. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Dollar Range of Equity Securities in Portfolio Owned by Portfolio Manager as of December 31, 2004
Name of Portfolio Manager	Limited-Term

Tom Dailey	$10,001- $50,000
Gary Miller	$1 - $10,000
James O'Boyle	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Portfolio to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class 0	Institutional Class
Money Market	0.26%	0.05%

The Limited-Term Portfolio (together with the other CTFR portfolios excluding Money Market) pay an aggregate annual fee of $80,000, allocated among the CTFR portfolios (excluding Money Market) based on average daily net assets.

The administrative service fees paid by the Portfolios to CASC for the past three fiscal years were:
	2002	2003	2004
Money Market	$3,163,640	$2,755,305	$2,907,693
Limited-Term	$52,883	$60,791	$74,228

Administrative service fees are allocated as a class-level expense based on net assets.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Portfolios to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Portfolios to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and shareholder transactions. CSSI may contract, at the Portfolios' expense, with subagents to provide recordkeeping and subaccounting services to the Portfolios.

The following chart shows the shareholder servicing fees paid to CSSI by the Portfolios for the past three fiscal years:

	2002	2003	2004
Money Market	$777,595	$711,434	$776,160
Limited-Term	$57,899	$69,661	$69,808

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as independent registered public accountants for the Portfolios for fiscal years 2002 through 2004. For fiscal years prior to 2002, the Portfolios used other auditors. State Street Bank & Trust Company, N.A. serves as custodian of the Portfolios' investments. M&T Bank also serves as custodian of certain of the Portfolios' cash assets. The custodians have no part in deciding the Portfolios' investment policies or the choice of securities that are to be purchased or sold for the Portfolios.

METHOD OF DISTRIBUTION

Calvert Distributors Inc. ("CDI") is the principal underwriter and distributor for the Portfolios. CDI is an affiliate of each Portfolio's Advisor. Under the terms of its underwriting agreement with the Portfolios, CDI markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

CDI makes a continuous offering of the securities on a "best efforts" basis. Under the terms of the agreement, CDI receives any front-end sales charges or CDSC paid on Limited-Term shares, and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.00%. A portion of the front-end sales charge may be reallowed to dealers.

The aggregate amount of sales charges (gross underwriting commissions) and the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were as follows:

	2002		2003		2004
	Gross	Net	Gross	Net	Gross	Net
Limited-Term	$330,556	$25,740	$324,207	$109,967	$204,463	$118,440

As noted above, distribution expenses are paid to broker/dealers through sales charges (paid by the investor). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares, above the usual sales charges and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. Currently, the Advisor, CDI and/or their affiliates have special arrangements regarding one or more Calvert Funds with the following firms: American Express, Merrill Lynch, Citigroup Global Markets, Morgan Stanley, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services and Wachovia Securities. Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker-dealer has an incentive to recommend Portfolio shares to its customers. The Advisor does not use Portfolio brokerage to compensate broker/dealer for the sale of Portfolio shares. For the fiscal year ended December 31, 2004, the Advisor, CDI and/or their affiliates paid to broker/dealers from their own resources a total of $539,526 in distribution expenses for all funds in the Calvert Group.

Trustees and certain other affiliated persons of the Portfolios are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Portfolios. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the Prospectus for additional share purchase information.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Advisor makes investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees.

Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, the Portfolios did not pay any brokerage commissions.

The Advisor selects brokers on the basis of best execution. In some cases it selects brokers that provide research and research-related services to it. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor may also provide selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor, the Portfolios or other accounts managed by it will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert Funds and managed accounts.

The portfolio turnover rates for the last two fiscal years were as follows:
	2003	2004
Money Market	N/A	N/A
Limited-Term	31%	39%

PORTFOLIO HOLDINGS DISCLOSURE

The Portfolios have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Portfolio's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Portfolio's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings disclosed in the fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Portfolio may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Portfolio's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Portfolios' Disclosure Policy, as described generally below, allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Portfolio's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Portfolio's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Trustees. The Fund's Board of Trustees shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities with which there is an ongoing arrangement to make available non-public information about a Portfolio's portfolio securities (on a quarterly basis, but no more frequently than monthly, with a 15 day lag): (1) ratings and ranking agencies, such as Morningstar and Lipper; (2) institutional investment consultants (organizations which utilize Portfolio holdings data and characteristics to screen investment firms for their institutional clients); (3) institutional investors and/or clients, where such information is requested as part of the client's due diligence review of the investment firm; and (4) the Portfolio's service providers, such as the Advisor, auditors, custodians, counsel to the Fund or the non-interested Trustees, pricing services and proxy voting services. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Portfolios. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Fund uses in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees.

In its function as a nominating committee, the Governance Committee of the Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Trustee may request the Fund's Policy for the Consideration of Trustee Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

GENERAL INFORMATION

CTFR is an open-end management investment company, organized as a Massachusetts business trust on October 20, 1980. The Money Market and Limited-Term Portfolios are diversified. The other series of the Fund are the Long-Term Portfolio and Vermont Municipal Portfolio. CTFR's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Money Market Portfolio offers Class O (offered in the CTFR Prospectus which also includes the Fund's Limited-Term and Long-Term Portfolios and the National Municipal Intermediate Fund, a series of Calvert Municipal Fund, Inc.) and the Institutional Class (offered in a separate prospectus). A third class, Class T, known as the Advisors Group Tax-Free Reserves, ceased operations on May 23, 2003. Each class represents interests in the same portfolio of investments but, as further described in the prospectus(es), each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Portfolio, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2005, to the Portfolios' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Portfolios as shown:

Portfolio Name	% of Ownership
Name and Address

Money Market Portfolio
Stride Rite Children's Group Inc.	56.02% of Class I
Lexington, MA

Maximus, Inc.	17.77% of Class I
Reston, VA

Denise Fields O'Connor	7.48% of Class I
Saddle River, NJ

James G. Berk, Trustee	6.87% of Class I
UA DTD 12/30/1996
James G. Berk Rev TR
Windermere, FL

Limited-Term Portfolio

MLPF7S for the Sole Benefit of Its Customers	12.95%
Jacksonville, FL

Charles Schwab & Co. Inc.	8.84%
Reinvest. Acct.
San Francisco, CA

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

I. CORPORATE GOVERNANCE

A. Board and Governance Issues

  Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

  Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

  Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

  Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

  Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

  Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

  Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

  Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

  Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

  Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

  Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

  Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

  Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

  Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

  Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

  Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

  Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

  Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

  Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

  Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

  Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

  Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

  Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

  Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

  Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

  Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

  Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

  Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

  Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

  Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

  CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

  Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

  Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C. Workplace Issues

  Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

  Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

  Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

  Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

  Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

  Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

  Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

  Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

  Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

  Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

  Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

  Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

  Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

  Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

  Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

  Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

APPENDIX B

Municipal Obligations

Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.

Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations both within a particular classification and among classifications.

Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.

Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings (source: Standard & Poor's)

Long-Term Issuer Credit Ratings:

AAA - An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by Standard & Poor's.

AA - An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC, and CC:

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.
B - An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC - An obligor rated 'CCC' is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligor rated 'CC' is currently highly vulnerable.

Plus (+) or minus (-):

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R - An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D - An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. - An issuer designated N.R. is not rated.

Short-Term Issue Credit Ratings (Notes)

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Short-Term Issuer Credit Ratings

A-1 An obligor rated 'A-1' has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B An obligor rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C An obligor rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

Municipal Long-Term Rating Definitions (source: Moody's Investors Service)

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa Issuers or issues rated B demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated B demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C Issuers or issues rated B demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The

Modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2

Indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short-Term Debt And Demand Obligation ratings (source: Moody's Investors Service)

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative Grade. MIG ratings expire at the maturity of the obligation.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

APPENDIX C

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, if the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will debit the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)


PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees and officers liability coverage, plus $5 million in excess trustees and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1. Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

2. By-Laws incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

3. Inapplicable.

4. Agreement and Plan of Reorganization, filed herewith as Exhibit A to the Form N-14, filed herewith.

5. Specimen Stock Certificate (inapplicable).

6. Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 48, dated April 27, 1999, accession number 0000319676-99-000011.

7. Underwriting Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed April 30, 1998, accession number 0000882671-98-000012.

8. Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

9. Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 50, April 27, 2001, accession number 0000930661-01-500295.

10. Plan of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

11. Opinion of Counsel, filed herewith.

12. Opinion and Consent of Counsel on Tax Matters, filed herewith.

13. Transfer Agency Contract and Shareholder Servicing Contract, incorporated by reference to Registrant's Post-Effective Amendment No. 45, April 30, 1998, accession number 0000319676-98-000007.

14. Consent of Independent Auditors, filed herewith.

15. Inapplicable.

16. Power of Attorney Forms incorporated by reference to Registrant's Post-Effective Amendment No. 52, April 29, 2003, accession number 0000319676-03-000005.

17. (a) current Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio Prospectus, incorporated by reference Registrant's Post-Effective Amendment No. 54, May 2, 2005, accession number 0000319676-05-000005.

(b) current CTFR Limited-Term Portfolio Statement of Additional Information, incorporated by reference Registrant's Post-Effective Amendment No. 54, May 2, 2005, accession number 0000319676-05-000005.

(c) Code of Ethics for CAMCO incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

(d) Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3, as amended, incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

(e) Calvert Tax-Free Reserves Annual Report to Shareholders for the period ended December 31, 2005 incorporated by reference.

(f) Calvert Tax-Free Reserves Semi-Annual Report to Shareholders for the period ended June 30, 2005 incorporated by reference.

Item 17. Undertakings:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 17th day of March, 2006.

CALVERT TAX-FREE RESERVES

By: _________________**_________________
Barbara J. Krumsiek
President and Trustee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 17th day of March 2006.

Signature	Title

__________**____________	President and Trustee
Barbara J. Krumsiek	(Principal Executive Officer)

__________**____________	Principal Accounting Officer
Ronald M. Wolfsheimer

__________**____________	Trustee
Richard L. Baird, Jr.

__________**____________	Trustee
Frank H. Blatz, Jr., Esq.

__________**____________	Trustee
Douglas E. Feldman

__________**____________	Trustee
Peter W. Gavian

__________**____________	Trustee
John G. Guffey, Jr.

__________**____________	Trustee
M. Charito Kruvant

__________**____________	Trustee
Arthur J. Pugh

__________**____________	Senior Vice President
David R. Rochat	and Trustee

__________**____________	Trustee
D. Wayne Silby

**By Ivy Wafford Duke as Attorney-in-fact, pursuant to Power of Attorney.

/s/ Ivy Wafford Duke